Supplement Dated February 25, 2026

To The Prospectus Dated April 28, 2025, as amended

JNL Series Trust

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Please note that the following changes may impact your variable annuity and/or variable life product(s).

Effective April 27, 2026, the JNL/Invesco Diversified Dividend Fund’s (the “Fund”) investment objective and investment strategy will change, the Fund’s sub-adviser, Invesco Advisers, Inc., will be replaced by Massachusetts Financial Services Company (d/b/a MFS Investment Management), and the name of the Fund will change to the JNL/MFS Equity Income Fund. In connection with these changes, effective April 27, 2026, the JNL/MFS Equity Income Fund, under normal circumstances, will invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities.

This Supplement is dated February 25, 2026.